NEUBERGER&BERMAN
EQUITY ASSETS

      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 15, 1997

I. The following disclosure regarding Neuberger&Berman GENESIS Assets is added to the Prospectus:
      --------------------------------------------------------------------------

NEUBERGER&BERMAN GENESIS ASSETS IS CLOSED TO PURCHASES BY NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED BELOW.

If you are already a shareholder of Neuberger&Berman GENESIS Assets, you may continue to add to your Fund account. If you own shares of the Fund through a 401(k) plan, you may continue to add to your investment.

In addition, you may purchase shares of Neuberger&Berman GENESIS Assets:

 .  until  April  15,  1998,  if you are  opening a new  Individual  Retirement
   Account ("IRA");

 . if you are a participant in a 401(k) plan that has the Fund as an investment option; or

 . if you purchase shares under an asset allocation program sponsored by a financial adviser who has one or more clients who are Fund shareholders.

II.   The   section   which   provides   a  summary  of  the   features   of
      Neuberger&Berman  MANHATTAN  Assets  (Page  4) is  revised  to  read as follows:
      -----------------------------------------------------------------------

--------------------------------------------------------------------------------
MANHATTAN ASSETS    Broadly diversified,    Invests in securities believed to
                    medium-cap growth       have the maximum potential for
                    fund.                   long-term   capital    appreciation.
                                            Portfolio  managers  seek  stocks of
                                            companies that are projected to grow
                                            at above-average  rates and that may
                                            appear   poised   for  a  period  of
                                            accelerated earnings.
--------------------------------------------------------------------------------

III. The first two paragraphs of the section regarding the investment program of Neuberger&Berman MANHATTAN Portfolio (page 19) are revised to read as follows:
      --------------------------------------------------------------------------

INVESTMENT PROGRAMS

Neuberger&Berman MANHATTAN Portfolio
------------------------------------

      The investment objective of Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Assets is to seek capital appreciation without regard to income.

      Neuberger  &  Berman  MANHATTAN   Portfolio  currently  intends  to  focus
primarily on the securities of medium-capitalization companies ("mid-cap companies") believed by N&B Management to have the maximum potential for long-term capital appreciation. However, the Portfolio can invest in the securities of companies from any capitalization level. The Portfolio regards mid-cap companies to be those companies with market capitalizations that, at the time of investment, fall within the capitalization range of the Russell Midcap(TM) Index as last announced by the Frank Russell Company before the date of this Prospectus. For purposes of this Prospectus, that range was approximately $1.1 billion to $8 billion. Companies whose market capitalizations move out of the mid-cap range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's investment program.

IV. The following paragraph is added to the section regarding management and administration (page 32):
      --------------------------------------------------------------------------

MANAGEMENT AND ADMINISTRATION

Investment Manager, Administrator, Distributor, and Sub-Adviser
---------------------------------------------------------------

      YEAR 2000. Like other financial and business organizations, the Funds and Portfolios could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. N&B Management and Neuberger&Berman are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that comparable steps are being taken by the Funds' and Portfolios' other major service providers. N&B Management also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Portfolios purchase. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and Portfolios.

V. The following sentence is added to the end of the second paragraph of the section relating to administration fees (page 32):
      --------------------------------------------------------------------------

MANAGEMENT AND ADMINISTRATION

Expenses
--------

(Under some arrangements, N&B Management may compensate an Institution partially or entirely at a flat rate per client account, which could amount to more than 0.25% of the value of Fund shares held by the Institution in the case of clients having small accounts.)



This Supplement is dated March 16, 1998, and replaces the Supplement dated March 2, 1998.

NEUBERGER&BERMAN
EQUITY ASSETS

 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 15, 1997

I. The paragraph in the section regarding the investment program of Neuberger&Berman MANHATTAN Portfolio (page 5) is revised to read as follows:
      --------------------------------------------------------------------------

Investment Insight
------------------

      Neuberger&Berman MANHATTAN Portfolio
      ------------------------------------

      The co-managers focus their research efforts on mid-cap stocks in new and/or rapidly evolving industries. The mid-cap growth sector is less widely followed by Wall Street analysts and therefore, less efficient than the large-cap stock market. Within this sector, the co-managers believe they are likely to identify more of their brand of growth stock opportunities. Considering the currently high valuations of large-cap growth stocks relative to mid-cap growth stocks with what the co-managers think is comparable or, in many cases, better earnings growth potential, they believe the Portfolio is particularly well positioned in today's market.

       The Portfolio now uses the Russell Midcap(TM) Growth Index as its benchmark. Consistent with the Portfolio's capitalization parameters and growth style, the co-managers believe this is a more appropriate benchmark than the S&P "500." For purposes of its policy regarding investment in mid-cap companies, the Portfolio looks at the range of the Russell Midcap(TM) Index as of its last annual adjustment. The Frank Russell Company typically announces that range each June 30.

      Although the Portfolio has a current intention to focus primarily on mid-cap stocks, it can invest in securities of companies from any capitalization level. The co-managers particularly examine the universe of stocks with market capitalizations between $500 million and $8 billion, in their search for promising investment opportunities.


II. The paragraph in the section regarding investment in foreign currency transactions (page 19) is revised to read as follows:
      --------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION

      FOREIGN CURRENCY TRANSACTIONS (ALL PORTFOLIOS). Each Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price
("forward contracts"). Each Portfolio also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios enter into forward contracts in an attempt to hedge against changes in the prevailing currency exchange rates. The Portfolios do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.



The date of this Supplement is March 16, 1998.